Exhibit 24


                               POWER OF ATTORNEY

         We, the undersigned Officers and Directors of Precision Auto Care, Inc. (the "Corporation") hereby constitute and appoint John F. Ripley, Harry G. Pappas, Jr. and Arnold Janofsky, and each of them, with power of substitution, our true and lawful attorneys with full power to sign for us, in our names and in the capacities indicated below, a registration statement on Form S-4 (or other applicable form), and all amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 up to 4,000,000 shares of the Corporation's Common Stock (including shares which may be sold by selling stockholders) for sale to the public.


     Signature                      Title                   Date


/s/ Lynn E. Caruthers
__________________________
Lynn E. Caruthers              Director                   April 16, 1997


/s/ John F. Ripley
__________________________
John F. Ripley                 President and Chief        April 16, 1997
                               Executive Officer
                               and Director

/s/ Harry G. Pappas, Jr.
__________________________
Harry G. Pappas, Jr.           Executive Vice             April 16, 1997
                               President and Chief
                               Financial Officer and
                               Director (Principal
                               Financial and Principal
                               Accounting Officer)



/s/ Woodley A. Allen
__________________________
Woodley A. Allen               Director                   April 16, 1997



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     Signature                      Title                   Date
     ---------                      -----                   ----


/s/ George Bavelis
__________________________
George Bavelis                 Director                   April 16, 1997


/s/ Bernard H. Clineburg
__________________________
Bernard H. Clineburg           Director                   April 16, 1997


/s/ C. Eugene Deal
__________________________
C. Eugene Deal                 Director                   April 16, 1997


/s/ Bassam Ibrahim
__________________________
Bassam Ibrahim                 Director                   April 16, 1997


__________________________
Richard O. Johnson             Director                   August __, 1997


/s/ Arthur Kellar
__________________________
Arthur Kellar                  Director                   August 27, 1997


/s/ Effie Eliopulos
__________________________
Effie Eliopulos                Director                   August 20, 1997


/s/ Gerald Zamensky
__________________________
Gerald Zamensky                Director                   April 16, 1997


/s/ William R. Klumb
__________________________
William R. Klumb               Director                   April 16, 1997







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